COMMERCIAL LEASE AGREEMENT Dated: December 15, 2021

Azad International, Inc. 2 Daniel Road East, Fairfield, NJ 07004 as Landlord
Ph: (973) 808-1922 Fax: (973) 808-9560 Email: ap@khubaniproperties.com

Tenant: **UNIFOIL CORPORATION**

Address & Unit #: **1st Floor / Unit 1002 / 2 Daniel Road East, Fairfield, NJ 07004**

Rentable Square Footage: **18,500 sq ft (As Agreed by the Parties)**

Initial Annual Rent: $319,125.00

Rent / Sq. Ft./ Year: **$17.25 / Sq. Ft. (3.5% Annual Increase)**

Tenant Electric/ Sq. Ft./ Year: **PSE&G Rate Paid By Tenant For Usage**
Tenant Gas / Sq. Ft. / Year: **PSE&G Rate Paid By Tenant For Usage**
Lease Term: **Sixty (60) Months**

Start Date: **January 1, 2022**

Rent Commencement Date: **January 1, 2022**

Expiration Date: **December 31, 2026**

Security Deposit: **$50,000.00** **Initial Monthly Payment: $26,593.75**

THE ABOVE LETTING IS UPON THE FOLLOWING TERMS & CONDITIONS

1) **Peaceful Possession** - The Landlord covenants that the Tenant, on paying the said rental on the First (1st) Day of Each Month during the Term and performing the covenants and conditions as contained in this lease, shall and may peacefully and quietly, hold and enjoy the demised premises for the term aforesaid.

2) **Purpose** - The Tenant covenants and agrees to use the demised premises as Warehouse and agrees not to use the premises for any other reasons, without the prior, written consent of the Landlord.

3) **Sub-letting and assignment** - The Tenant shall not sub-let the demised premises or any portion thereof, nor shall the Tenant assign this lease without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, delayed or conditioned.

4) **Conditions of Premises Repairs** - The Tenant, subject to Landlord's Work as set forth herein, has examined the demised premises and accepts it in its present condition and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition and shall redecorate, paint and renovate the said premises as necessary to keep them in good repair and appearance. Tenant shall be responsible for any and all maintenance and repairs and replacement of all equipment, operating systems, electrical, lighting, plumbing and HVAC systems in and for the Rental Premises. Landlord shall only be responsible for the roof and exterior structural repairs of the building. Landlord shall be responsible for the Common Area Maintenance.

5) **Alterations & Improvements** - The Tenant shall quit and surrender the premises at the end of the demised term in as good a condition as reasonable use thereof will permit. The Tenant shall not make any alterations, additions or improvements to the said premises without the prior written consent of the Landlord. All erections, alterations and improvements, whether temporary or permanent in character, which may be made upon the premises either by Landlord or the Tenant, except furniture or moveable trade fixtures, installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as part thereof at the termination of the lease, without compensation to the Tenant. However, Landlord may relinquish such right of ownership to the installations by giving Tenant thirty (30) days written notice prior to the Termination Date of such relinquishment of ownership, in which event they shall become Tenant's and must be removed upon the Termination Date. Upon the Termination Date and surrender of possession of the Premises, Tenant shall remove all personal property and installations to which Landlord's ownership interest has been relinquished and Tenant shall immediately restore and repair the Premises to that condition existing on the Commencement Date. Any and all property of Tenant remaining in the Premises after the Termination Date shall be deemed abandoned by Tenant and Landlord may either retain such abandoned property or may remove such abandoned property at Tenant's expense.

6) **Sanitation & Flammable Materials** - The Tenant further agrees to keep the premises and all parts thereof in a clean and sanitary condition, free from trash, flammable materials and other objectionable matter.

7) **Mechanic's Lien** - In the event that any mechanic's lien is filed against the premises as a result of the alterations, additions or improvements made by the Tenant, the Landlord, after 30 days' notice to the Tenant, if Tenant has not discharged the Lien within the 30 days, may terminate this lease and may pay the said lien, without inquiring into the validity thereof and the Tenant shall forthwith reimburse the Landlord the total expenses incurred on discharging the said lien, and all additional rent thereafter due and owing hereunder.

8) **Glass** - The Tenant agrees to replace at the Tenant's expense any and all glass, which may become broken in and on the demised premises.

9) **Liability of Landlord** - The Landlord, with the exception of its own negligent or willful acts, shall not be responsible for the loss or damage to property, or injury to persons, occurring in or about the demised premises by reason of existing or future conditions, defect, matter or thing in said demised premises or then property of which the premises are a part or the acts or omission, or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and hold the Landlord harmless from all claims and liabilities for losses of or damages to property, or injuries to persons occurring in or about the demised premises.

10) **Utilities** - For the benefit of the Tenant, Landlord shall furnish access to water, gas, electricity, heat, air conditioning and hot water to the demised premises. The Landlord shall not be responsible for any interruptions or delay of these services for any reason. Tenant shall make the utility payments as set forth in this lease. Landlord at its option reserves the right to Transfer Utility Meters and Accounts into Tenant's name.

11) **General Cleaning Service and Maintenance of Common Areas** will be the responsibility of Landlord -. Cleaning and Maintenance of the Rental Premises will be the responsibility of __Tenant__.

12) **Right to Inspect and Exhibit** - The Landlord or its agents, shall have the right to enter the Rental Premises at on reasonable notice during reasonable hours during the day or at night to exhibit or examine the same or to run telephone or other wires, additions, alterations as it shall deem necessary for the safety, preservation or restoration of the improvements or for the safety or convenience of the occupants or uses thereof. In the event of an Emergency in the Building or Rental Premises no notice shall be required for Landlord's entry.

13) **Signs** - No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises or the property by the Tenant, except in such manner and of such size, design and color as shall be approved in writing by the Landlord and all applicable Municipal and Governmental Codes and Ordinances.

14) **Damage by Fire, Explosions, the Elements or Otherwise** - In the event of destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto or such partial destruction thereof as to render the premises wholly unfit for occupancy, or should the demised premises be so badly damaged that the same cannot be repaired within 90 days from the occurrence of such damage, then and in such case, the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord and shall pay rent only to the time of such surrender, in which event Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered unfit for occupancy, but yet be repairable within 90 days from the happening of such an occurrence, the Landlord may enter and repair the same with reasonable speed and the rent shall not accrue after said damage or while repairs are being made, but shall re-commence immediately after such repairs are completed. But if the same shall be so slightly damaged as not be rendered unfit for occupancy, then Landlord agrees to repair the same with reasonable promptness and in such case the rent shall accrue and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of Fire or other damage to the premises.

15) **Observation of Laws, Ordinances, Rules & Regulations** - The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County, & Municipal Authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which shall obstruct, or interfere with the rights of other Tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

16) **Default in Payment of Rent - Abandonment of Premises - Re-entry & Re-letting by Landlord - Tenant Liability for Deficiency, Lien of Landlord to Secure, Performance Attorney's Fees** - The Tenant shall, without any previous demand thereof, pay to the Landlord, the said rent on the first day of each month and in the manner stated above. Failure to make Payment of Rent shall constitute a Default. In the event of non-payment and if the Tenant remains in default for ten days after the rent is due, or if the Tenant shall be dispossessed for non-payment of rent or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises, without being liable for any prosecution or damages thereof, and may re-let the premises as agent of the Tenant, and receive the rent thereof, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under the lease shall be forfeited. For the purpose of re-letting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary. The Tenant shall not be entitled to any surplus accruing as a result of re-letting. Tenant shall remain liable for all sums due and owing under the terms of this lease through and including the Expiration Date. Landlord shall be obligated to seek to mitigate its damages. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distain that may exist, on all personal property of the Tenant in or upon the demised premises to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises and sell the same at a public or private sale and apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting the property from execution, levy and sale on distress or judgment. The Tenant agrees to pay as additional rent, all attorneys' fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

17) **Subordination to Mortgages and Deeds of Trust** - This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which the said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument, which may be deemed necessary or desirable by the Landlord to further effect the subordination of the lease to any such mortgage, deed of trust or encumbrance. Landlord shall seek to obtain a "Non-Disturbance Agreement" from the holder of any First Mortgage Holder on the Property.

18) **Violations of Covenants, Forfeiture of Lease, Re-Entry by Landlord** - In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violations within 10 days after notice thereof given to the Tenant, the lease shall thenceforth, at the option of the Landlord become null and void and the Landlord may re-enter without further notice or demand. The rent in such case shall become due and paid on and up to the date of re-entry and the Tenant shall be liable for all losses or damages resulting from such violations as aforesaid. Tenant shall remain liable for all sums due and owing under the terms of this lease through and including the Expiration Date. No waiver by the Landlord of any violations or breach of conditions by the Tenant shall constitute or be construed as a waiver of any other violation or breach of conditions, nor shall lapse of time after breach of conditions by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

19) **Notices** - All notices or demands, legal or otherwise, incidental to this lease, or the occupation to the demised premises shall be in writing. If the Landlord or its agents desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by certified mail, addressed to the Tenant at the demised premises or to leave a copy thereof with a person of suitable age found on the premises. Notices from the Tenant to the Landlord shall be sent by Certified Mail or delivered to the Landlord at the place hereinabove designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

20) **Bankruptcy, Insolvency, Assignment for Benefit of Creditors** - It is further agreed that if any time during the term of this lease the Tenant shall make any assignment for the benefit of the creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to the effect served upon the assignee, receiver, trustee or other persons in charge of the liquidation of the property of Tenant or the Tenants' estate, but such termination shall not release or discharge any payment of rent payable hereunder through the lease Expiration Date, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

21) **Holdover by Tenant** - If Lessee holds possession of the Premises after the Expiration Date of this Lease, Lessee shall become a tenant from month to month under the provisions herein provided, but at two hundred percent (200%) of the monthly fixed basic rental for the last month of the term plus the Additional Rent for the first month and two hundred percent (200%) of the monthly fixed basic rental for the last month of the term plus the Additional Rent thereafter, which shall continue as provided in the Lease which sum shall be payable in advance on the first day of each month, and without the requirement for demand or notice by Lessor to Lessee demanding delivery of possession of said Premises, and such tenancy shall continue until terminated by Lessor, or until Lessee shall have given to Lessor, at least sixty (60) days prior to the intended date of termination, a written notice of intent to terminate such tenancy, which termination date must be as of the end of a calendar month. Lessee's obligations under this Section shall survive the expiration or sooner termination of the Lease.

22) **Eminent Domain Condemnation** - If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord shall forthwith terminate and the Tenant shall have no claim or interest in or to any award or damages for such taking.

23) **Security** - The Tenant has this day deposited with the Landlord the sum of $50,000.00 as security for the full and faithful performance by the Tenant of all the terms and covenants and conditions of this lease, upon the Tenants' part to be performed. The said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the tenant has fully and faithfully carried out all of the said terms, covenants and conditions on the Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the new owner for the benefit of the Tenant and the Landlord shall be considered released by the Tenant for all liability for the return of such security; and the tenant agrees to look to the new Landlord solely for the return of the security. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord which consent shall not be unreasonably withheld, delayed or conditioned.

24) **Lease binding on Heirs & Successors etc.** - All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may at its option, terminate the lease by notifying the executor or administrator of the Tenant at the demised premises.

25) **Delays and Disruptions** - This lease and the obligation of the Tenant to pay rent hereunder and perform all of the other covenants and agreements on the part of the Tenant to be performed shall in no way be affected impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressed or implied to be supplied or is unable to make or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures and if Landlord is prevented or delayed from doing so by reason of governmental preemption in connection with any national emergency declared by the President of the United States or in connection with any rule, order or regulation of any department of subdivision thereof of any governmental agency or by reasons of the conditions of supply and demand which have been or are affected by war or other international supply chain disruption.

26) **Option to Renew** - Provided that the Tenant is not in default in the performance of this lease, Tenant shall have the option to renew the lease for an Option Term of Five (5) Years with a Three.Five (3.5%) Percent Per Year Monthly Payment Increase commencing at the expiration of this lease. Tenant shall exercise such Option no later than Six (6) Months before the expiration of the Lease Term by written Notice as so required as set forth herein.

27) **Common Area Maintenance (CAM) Charges:** Tenant shall be responsible for the payment of its pro-rata share of all of the Common Area Maintenance ("CAM") charges. Such charges shall be added to and become payable as Additional Rent with the installment of Base Rent next due. Common Area Maintenance includes, but is not limited to: property/casualty insurance, exterior electric, lighting, repairs and maintenance, landscaping, snow removal, or other incidental and necessary expenses to maintain the exterior of the premises. This Paragraph is Not Applicable To This Tenancy.

28) **Real Estate Taxes:** Tenant will be responsible for the payment to Landlord of all real estate taxes for the premises in a pro-rata portion of the leased premises to the entire property upon which the real estate taxes are assessed. The Landlord will provide the Tenant with a copy of the annual Real Estate Bill in order that the Tenant may verify same. The said sum shall be considered as Additional Rent and shall become payable with the installment of Base Rent next due. This Paragraph is Not Applicable To This Tenancy.

29) **Late Charge:** Anything in this lease to the contrary notwithstanding, at Lessor's option, Lessee shall pay a "Late Charge" of Six (6%) Percent of any installment of Fixed Basic Rent or Additional Rent due paid more than five (5) days after the due date thereof, to cover the extra expense involved in handling delinquent payments. The Late Charges are Additional Rent. The amount of the Late Charge to be paid by Lessee shall be reassessed and added to Lessee's obligations for each successive monthly period until paid.

30) **Liability Insurance:** The Tenant, at Tenant's own expense, shall obtain or provide and keep in full force for the benefit of Landlord, naming Landlord as the Loss Payee, Additional Insured and Certificate Holder during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises for injuries to any persons, for limits not less than $2,000,000.00 for property damage, $2,000,000.00 for injuries to any one person and $5,000,000.00 for injuries to more than one person, in any one accident or occurrence. The insurance policies shall be with companies authorized to do business in the State of New Jersey and shall be delivered to the Landlord, together with proof of payment, on the date of commencement of the term of this lease. At least thirty (30) days prior to the expiration or termination date of any policy the Tenant shall deliver a renewal or replacement policy with proof of payment of the premium.

ADDENDUM

1. Tenant Shall Accept The Entire Rental Premises In "AS IS" Condition with the Exception of the Landlord's Work To Be Performed as set forth hereinbelow: . Landlord will Remove Interior Walls and Ceilings and Raise the Sprinklers in Warehouse Area as so designated on Tenant's Floor Plan attached hereto.

2. Tenant shall submit all Plans, Specifications, Engineering and all Applications For All Fit-Up Work, Alteration, Modification Or Improvements To The Rental Premises To Be Performed By Tenant For The Landlord's Review And Written Approval. All Tenant Work Shall Comply With All Municipal, State And Governmental Codes, Laws And Regulations and Copies of All Final Site Plan Approvals Permits for such Tenant Work Shall Be Provided To Landlord.

3. Landlord shall complete Landlord's Work as set forth herein within Thirty (30) Days of the Execution of this Lease and Tender of The Security Deposit and The First Month's Rent and Certificate of Insurance as set forth herein.

4. Landlord and Tenant and Guarantor agree that that there is no Real Estate Broker in this transaction. Landlord and Tenant and Guarantor do hereby indemnify and hold Landlord harmless from any claim for any commission claimed by any Real Estate Broker or Agent or Other Claimant through the indemnifying party in connection with this Lease.

5. Tenant Shall Execute The Lease and Tender The Security Deposit and The First Month's Rent Payment and Certificate of Insurance as set forth herein prior to Taking Possession of the Premises

IN WITNESS WHEREOF, the said parties have hereunto set their hands and seal the day and the year first written above.

Witness: [signature]

James Bosco

AZAD INTERNATIONAL, INC.

By: [signature] (Landlord)
Azad V. Khubani, President

UNIFOIL CORPORATION

By: [signature] (Tenant)
Joseph Funicelli, President

GUARANTY

At the request of Landlord and in reliance on this guaranty, **UNIFOIL HOLDINGS, INC.** , the undersigned, hereby guarantees unto the Landlord, its successors and assigns, for the term of this lease, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including sub-letting and changing of the use of demised premises, all without Notice to the undersigned who agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.

UNIFOIL HOLDINGS, INC.

By: [signature]

JOSEPH FUNICELLI, PRES.

DATE: December 17th, 2021.

[illegible]

ADDENDUM

[illegible]

[illegible] the assignment and the [illegible] said lease, and any modifications thereof, including [illegible] the use [illegible] premises, [illegible] enforcing the obligations of the Tenant [illegible]

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